Summary Prospectus, Statutory Prospectus and Statement of Additional Information Supplement dated June 21, 2019

The purpose of this mailing is to provide you with changes to the current Summary and Statutory Prospectuses and Statement of Additional Information for Class A, C, R, Y, R5 and R6 shares of the Fund listed below:

Invesco Oppenheimer Senior Floating Rate Fund

Effective December 31, 2019, Joseph Welsh will retire as Portfolio Manager of the Fund. Therefore, all references to Mr. Welsh in the Summary and Statutory Prospectuses and Statement of Additional Information are hereby removed as of December 31, 2019.

O-SFLR-SUP 062119